EXCHANGE TRADED CONCEPTS TRUST

Yorkville High Income MLP ETF

(the “Fund”)

Supplement dated March 6, 2013, to the currently effective

Prospectus and SAI

The Fund invests at least 80% of its total assets in securities of the Solactive High Income MLP Index (the “Index”). On February 27, 2013, Structured Solutions AG, the creator and the administrator of the Index, announced changes to the Index methodology. Changes to the Index methodology are described more fully below. Index adjustments reflecting the revised methodology will be made at the Index’s annual rebalancing this month. As a result of the changes to the Index methodology, the Prospectus and SAI are revised, effective as of the Index rebalancing date, as described below.

Summary of Index Methodology Changes

Royalty Trusts

Royalty trusts are no longer eligible for inclusion on the Index.

Revisions to the Definition of “High Income” Master Limited Partnerships (“MLPs”)

The definition of “High Income” MLP has been expanded to include MLPs operating with one of the following as a substantial business segment:

•	Wholesale marketing of propane, natural gas liquids, gasoline and other fuels;
•	Energy services to the oil and gas industry;
•	Oil refining;
•	Leasing of mineral reserves; and
•	Operating as the general partner of any business listed above.

Additional Selection Criterion

The criteria that must be satisfied by an MLP to be considered for inclusion on the Index has been expanded by requiring an MLP to have a “Minimum Quarterly Distribution” policy in place. A “Minimum Quarterly Distribution” policy is a minimum distribution that the MLP plans to pay its common and subordinated unit holders upon initial public offering (assuming the MLP is able to generate sufficient cash flow from its operations after the payment of fees and expenses and other expenditures).

Prospectus and SAI Changes

As a result of the foregoing, the following changes are made to the Prospectus and SAI.

1.	The Fund will no longer invest in royalty trusts. All references to royalty trusts in the Prospectus and SAI are deleted.

2.	The following replaces the first sentence in the second paragraph of the “Principal Investment Strategies” on page 2 of the Fund’s Prospectus:

The Index consists of MLPs operating with one of the following as a substantial business segment: exploration and production of oil and/or natural gas; sale, distribution and retail and wholesale marketing of propane, natural gas liquids, gasoline and other fuels; marine transportation of one or more of the following: crude oil, dry bulk, refined products, liquefied natural gas (“LNG”), and other commodities; direct mining, production and marketing of natural resources, including timber, fertilizers, coal and other minerals; energy services to the oil and gas industry; oil refining; leasing of mineral reserves; and operating as the general partner of any business listed above.

3.	The following replaces the section “Information Regarding the Index” beginning on page 22 of the Prospectus:

Information Regarding the Index

The Solactive High Income MLP Index is a rules-based index designed to provide investors a means of tracking the performance of selected MLPs which are publicly traded on a U.S. securities exchange. The Index is comprised of MLPs that meet certain criteria relating to current yield, coverage ratio and distribution growth as determined by Structured Solutions. Market capitalization and liquidity screens will be applied in addition to the fundamental screens for current yield, coverage ratio and distribution growth to ensure sufficient market size and liquidity of the Index components.

To be eligible for inclusion in the Index, a company must be structured as an MLP and be classified as a “High Income” MLP. High Income MLPs include all MLPs operating with one of the following as a substantial business segment: exploration and production of oil and/or natural gas; sale, distribution and retail and wholesale marketing of propane, natural gas liquids, gasoline and other fuels; marine transportation of one or more of the following: crude oil, dry bulk, refined products, liquefied natural gas (“LNG”), and other commodities; direct mining, production and marketing of natural resources, including timber, fertilizers, coal and other minerals; energy services to the oil and gas industry; oil refining; leasing of mineral reserves; and operating as the general partner of any business listed above. As of February 28, 2013 the Index was concentrated in the energy sector. As of February 28, 2013, the Index included 25 MLPs.

Constituent securities of the Index must have a market capitalization of at least $400 million on a rebalancing date to be eligible for inclusion in the Index. Rebalancing occurs annually. Securities whose market capitalizations fall below $400 million upon the rebalancing of the Index will no longer be eligible for inclusion in the Index. As of February 28, 2013, the average market capitalization of companies included in the Index was $2.1 billion. Securities must have a three-month average daily trading volume value of at least $1 million to be eligible for the Index. An MLP must have a Minimum Quarterly Distribution policy in place, meaning that it intends to pay a minimum distribution to its common and subordinated unit holders upon initial public offering (assuming the MLP is able to generate sufficient cash flow from its operations after the payment of fees and expenses and other expenditures). Additionally, the MLP must have paid at least one distribution to shareholders to be eligible for inclusion in the Index. Only securities whose shares trade on a recognized U.S. securities exchange will be eligible for inclusion in the Index.

The Index was created and is maintained by Structured Solutions. Structured Solutions is a leading company in the structuring and indexing business for institutional clients.

4.	The following replaces the section “Additional Index Information” on page 1 of the SAI:

Solactive High Income MLP Index

The Solactive High Income MLP Index (the “Index”) is a rules-based index designed to provide investors a means of tracking the performance of selected Master Limited Partnerships (“MLPs”) which are publicly traded on a U.S. securities exchange. The Index is comprised of MLPs that meet certain criteria relating to current yield, coverage ratio and distribution growth.

To qualify for Index inclusion, a company must meet the following criteria:

•	A market capitalization of at least $400 million;

•	An average daily value traded in the last three months of at least $1 million;

•	Listing on a securities exchange in the United States;

•	Structured as an MLP;

•	Classified as a High Income MLP (defined below);

•	Have a Minimum Quarterly Distribution (“MQD”) (defined below) policy in place; and

•	At least one distribution has been paid out to shareholders.

A “High Income” MLP includes all MLPs operating with one of the following as a substantial business segment: exploration and production of oil and/or natural gas; sale, distribution and retail and wholesale marketing of propane, natural gas liquids, gasoline and other fuels; marine transportation of one or more of the following: crude oil, dry bulk, refined products, liquefied natural gas (“LNG”), and other commodities; direct mining, production and marketing of natural resources, including timber, fertilizers, coal and other minerals; energy services to the oil and gas industry; oil refining; leasing of mineral reserves; and operating as the general partner of any business listed above.

An MQD policy is a minimum distribution an MLP plans to pay its common and subordinated unit holders upon initial public offering (assuming the MLP is able to generate sufficient cash flow from its operations after the payment of fees and expenses and other expenditures).

On the first Business Day (as defined in the methodology) of the week of the third Friday in March, each Index component is grouped according to liquidity. Based on each Index component’s three month average daily value traded, such Index components are grouped into three liquidity tiers - Tier 1 contains the most liquid and Tier 3 the least liquid Index components. Each Tier has a different index weighting and each Index component is then assigned an equal weighting within each Tier. This weighting scheme may be amended from time to time to ensure sufficient diversification and compliance with financial product regulations in the United States.

Companies are ranked according to certain criteria relating to current yield, coverage ratio and distribution growth. Subsequently the three ranks are weighted and added up for each company with the rank for current yield receiving the highest weight (“Total Rank”) and the companies are ranked again based on their Total Rank. The 25 highest ranked companies are then chosen as Index components. It is intended that the minimum number of Index components will be 20 and the maximum number of Index components will be 25. However, these figures are subject to change as market conditions and the availability of suitable Index components may change over time.

The composition and weightings of the Index are ordinarily adjusted once annually as addressed in the Index methodology. Changes to the Index will be published to Structured Solutions’ website at www.structured-solutions.eu before changes are effected.

Information regarding the Index will be disseminated through Reuters and Bloomberg.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

YCM-SK-004-0100